Trade and other payables	12 Months Ended
Dec. 31, 2023
Trade and other payables
Trade and other payables

18. Trade and other payables

Trade payables are initially recognised at fair value and then held at amortised cost. Long-term payables are discounted where the effect is material. Trade payables are derecognised when the original liability is either discharged, usually through payment, or substantially modified.

Composition of trade and other payables

	2023 £m	2022 £m
Trade payables	1,855	1,835
Customer return and rebate accruals	717	738
Other payables and accruals	374	558
Wages and salaries	365	290
Accrued interest on financial liabilities	100	104
Social security	45	39
VAT payables	49	34
Deferred income	21	23
Total	3,526	3,621

Customer return and rebate accruals are provided for by the Group at the point of sale in respect of the estimated rebates, discounts or allowances payable to customers. Accruals are made at the time of sale but the actual amounts paid are based on claims made some time after the initial recognition of the sale. The level of accrual is reviewed and adjusted quarterly in light of historical experience of actual rebates, discounts or allowances given and returns made and any changes in arrangements. The assumptions used in estimation are based on known facts with a high level of accuracy. In addition, the Group’s promotional programmes are typically short-term in nature resulting in lower inherent estimation uncertainty. As a result, management considered no likelihood of material change in the next financial year.

Customer return and rebate accruals are not presented net against any trade receivables that may be owing from the same customer as the offsetting criteria in IAS 32 have not been met.

Refer to Note 24, ‘Related party transactions’ for further details on amounts payable to GSK and Pfizer.

The Group does not have significant financing arrangements for trade payables.